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                                                                    EXHIBIT 10.6

                          SECURITIES EXCHANGE AGREEMENT


        This SECURITIES EXCHANGE AGREEMENT, dated as of December 1st, 2000, is by and between Innovative Gaming Corporation of America, a Minnesota corporation with principal executive offices located at 4725 Aircenter Circle, Reno, Nevada 89502 (the "COMPANY") and the investor set forth on Schedule A ("INVESTOR").

         WHEREAS, Investor has previously entered into that certain Securities Purchase Agreement pursuant to which Investor purchased shares of Series D 6% Convertible Preferred Stock of the Company, par value $.01 per share (the "SERIES D PREFERRED STOCK").

         WHEREAS, Investor currently holds that number of shares of Series D Preferred Stock set forth on Schedule A (the "SERIES D PREFERRED SHARES").

         WHEREAS, Investor desires to purchase from the Company that number of shares of the Company's Series G 6% Convertible Preferred Stock, par value $.01 per share (the "SERIES G PREFERRED STOCK") set forth on Schedule A (such shares as the "SERIES G PREFERRED SHARES"), and the Company desires to issue and sell the Series G Preferred Shares to Investor, on the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

               I. PURCHASE AND SALE OF SERIES G PREFERRED SHARES

        A. TRANSACTION. Investor hereby agrees to purchase from the Company, and the Company has offered and hereby agrees to issue and sell to Investor in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Series G Preferred Shares.

        B. CONSIDERATION; SURRENDER AND REDEMPTION OF SERIES D PREFERRED SHARES. In consideration for the Series G Preferred Shares to be purchased by Investor hereunder, Investor shall surrender all of its interest in and to the Series D Preferred Shares and the Company hereby agrees to redeem such Series D Preferred Shares as provided below.

                            II. REGISTRATION RIGHTS

        A. OBLIGATIONS OF THE COMPANY. The Company shall prepare and file with the Securities and Exchange Commission (the "COMMISSION") no later than January 26, 2001 (the "LATEST FILING DATE"), a Registration Statement (as defined below), and shall use its best efforts to cause the Commission to declare such Registration Statement effective under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the "SECURITIES ACT"), as promptly as practicable but in no event later than 90 days after the Latest Filing Date,


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assuming for purposes hereof a Conversion Price under the Certificate of
Designation of $.50 per share. At such time after the filing of the Registration Statement as (i) the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement and (ii) the Company shall have received all necessary Nevada gaming regulatory approvals, the Company shall promptly, and in no event later than two business days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement be accelerated within 48 hours of the Commission's receipt of such request. The Company shall notify the Investor by written notice that such Registration Statement has been declared effective by the Commission within 24 hours of such declaration by the Commission.

        B. DEFINITIONS.

        1. "REGISTRABLE SECURITIES" means the Common Stock of the Company, par value $.01 per share (the "COMMON STOCK"), issuable (i) in lieu of cash dividend payments on the Series G Preferred Shares, and (ii) upon conversion or redemption of the Series G Preferred Shares; provided, however, that a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security (as defined below).

        2. "REGISTRATION STATEMENT" means a registration statement on Form S-3 relating to the offer and sale of the Registrable Securities by the holders thereof.

        3. "RESTRICTED SECURITY" means any share of Common Stock issuable in lieu of cash dividend payments on the Series G Preferred Shares or upon conversion or redemption of the Series G Preferred Shares except any such share that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

                   III. ACKNOWLEDGMENT OF RESTRICTIVE LEGENDS

                  Investor acknowledges and agrees that, upon issuance pursuant to this Agreement, the Securities (including without limitation any Dividend Shares or Conversion Shares) shall have endorsed thereon legends in substantially the following form (and a stop-transfer order may be placed against transfer of the Preferred Shares and the Conversion Shares until such legend has been removed):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF


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                  1933 OR THE SECURITIES LAW OF ANY STATE. THE SHARES HAVE BEEN
                  ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO THEIR DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION, AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE SECURITIES LAWS.

                  THE ARTICLES OF INCORPORATION OF THE CORPORATION IMPOSE CERTAIN RESTRICTIONS ON THE OWNERSHIP OF FIVE PERCENT OR MORE OF THE CAPITAL STOCK OF THE CORPORATION AND EMPOWER THE BOARD OF DIRECTORS TO REDEEM CAPITAL STOCK UNDER CERTAIN CIRCUMSTANCES. THE CORPORATION WILL FURNISH ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE ARTICLES OF INCORPORATION AND A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                  THESE SECURITIES ARE SUBJECT TO THE MISSISSIPPI GAMING CONTROL ACT AND THE REGULATIONS OF THE MISSISSIPPI GAMING COMMISSION.


                  THESE SECURITIES ARE SUBJECT TO THE NEVADA GAMING CONTROL ACT AND THE REGULATIONS OF THE NEVADA GAMING COMMISSION.

              IV. CLOSING DATE; DELIVERY OF SERIES D CERTIFICATES

                  The date and time (the "CLOSING DATE") of the issuance and sale of the Series G Preferred Shares shall be the date hereof or such other date and time as shall be mutually agreed upon in writing. The issuance and sale of the Securities shall occur on the Closing Date at the offices of Maslon Edelman Borman & Brand, LLP. On the Closing Date, The Company shall deliver the Series G Preferred Stock to Investor pursuant to Section I.B. hereof on a "delivery-against-payment basis", and Investor shall deliver certificate(s) representing the Series D Preferred Shares to the Company for cancellation


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                                V. GOVERNING LAW

                  This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the conflicts of law principles of such state.

                          VI. COUNTERPARTS; EXECUTION

                  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                               VII. SEVERABILITY

                  In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            VIII. ENTIRE AGREEMENT; REMEDIES, AMENDMENTS AND WAIVERS

                  This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                                   IX. NOTICES

                  Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:


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                  A.       to the Company, to:

                           Innovative Gaming Corporation of America
                           4725 Aircenter Circle
                           Reno, Nevada 89502
                           Attention:  Roland M. Thomas, CEO
                           (775) 823-3000
                           (775) 823-3030 (Fax)

                  B.       if to Buyer, to:

                           The address of Investor as indicated on Schedule A.

The Company or Investor may change the foregoing address by notice given pursuant to this Article X.

                                 X. ASSIGNMENT

                  This Agreement shall not be assignable by either of the parties hereto prior to the Closing without the prior written consent of the other party, and any attempted assignment contrary to the provisions hereby shall be null and void; provided, however, that Investor may assign its rights and obligations hereunder, in whole or in part, to any Affiliate of Investor.

                             XI. FURTHER ASSURANCES

                  Each party to this Agreement will, on or any time after the date hereof, execute such further documents or instruments and take such further actions as may reasonably be requested by any other party to this Agreement to effect the purposes of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]





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                  In Witness Whereof, the parties hereto have duly executed and delivered this Agreement on the date first above written.




                                        INNOVATIVE GAMING CORPORATION OF AMERICA


                                        By:
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                                            Name:  Roland M. Thomas
                                            Title: Chief Executive Officer



                                        INVESTOR:



                                           -------------------------------------
                                            Name:







                 Signature Page - Securities Exchange Agreement